UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

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OPTIMUMBANK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	0001288855	55-0865043
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of principal executive offices)

(954) 776-2332

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.) : N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

On October 16, 2007, OptimumBank Holdings, Inc. issued a press release disclosing information regarding its results of operations and financial condition for the third quarter and nine-month period ended September 30, 2007 (furnished hereunder as Exhibit 99.1).

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description
99.1	Press Release issued October 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007

OPTIMUMBANK HOLDINGS, INC.

By	/s/ RICHARD L. BROWDY
Richard L. Browdy
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued October 16, 2007